1
                     FIRST AMENDMENT TO AMENDED AGREEMENT OF
                   LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP
                   ------------------------------------------

EXECUTION DATE:            February 9, 1996

GENERAL PARTNER:           ILE SEDONA INCORPORATED, an Arizona
                           corporation ("ILES")

CLASS A
LIMITED PARTNER:           ILX Incorporated, an Arizona corporation ("ILX")

CLASS B
LIMITED PARTNERS:          ALAN R. MISHKIN ("Mishkin"), a married man
                           dealing with his sole and separate property

                           MARTORI ENTERPRISES INCORPORATED, an Arizona corporation ("MEI")


                                    RECITALS:
                                    ---------

A. The General Partner, the Class A Limited Partner and the Class B Limited Partners are all the remaining partners of an Arizona limited partnership known as Los Abrigados Partners Limited Partnership ("LAP"), formed in 1991 to acquire the Los Abrigados Resort in Sedona, Arizona.

B. A First Amended Certificate of Limited Partnership and Amended Agreement of Los Abrigados Partners Limited Partnership was filed with the Arizona Secretary of State on October 16, 1991.

C. In connection with a financing with Bank One, Arizona, N.A., the partners desire to further amend the Amended Agreement of Los Abrigados Partners Limited Partnership (the "LAP Partnership Agreement") in the manner hereinafter set forth.

                                    AGREEMENT
                                    ---------

The General Partner, the Class A Limited Partner and the Class B Limited Partners mutually agree as follows:

1. Paragraph 6.9 shall be added to the LAP Partnership Agreement and shall read in its entirety as follows:

         6.9      Primary Distribution of Partnership Funds.
                  -----------------------------------------

                       (a) Notwithstanding any provision of Section 6.1 to the contrary, beginning October 1, 1996, and continuing until such time as the Capital Accounts of the Class B Limited Partners are reduced to zero, the Class B Limited Partners, shall be entitled to receive, prorata, a monthly preferential distribution from the Partnership of an amount of Two Hundred Dollars ($200.00) per full LAP Los Abrigados timeshare interval sold ($100.00 per bi-annual timeshare interval sold). All distributions hereunder shall be reflected as a reduction of the Capital Account of the partner receiving such distribution.

                       (b) Until such time as the Capital Accounts of the Class B Limited Partners are reduced to zero, the Partnership shall (except as otherwise may be contemplated with respect to the Bank One Loan of January 25, 1996) make no additional loans to the General Partner or to ILX Incorporated (or any of its affiliates or subsidiaries) unless, first, Alan Mishkin receives a distribution equal to Eleven and One-Half Percent (11.5%) of the amount of any such loan and, second, MEI receives a distribution equal to Ten Percent (10%) of the amount of any such loan, such distributions to be reflected as a reduction of the Capital Account of the partner receiving such distribution.

                       (c) Commencing with the taxable year beginning January 1, 1995, and for each taxable year thereafter, each Class B Limited Partner shall be distributed in cash, upon completion of the Partnership tax return for such taxable year, an amount equal to Forty Percent (40%) of the net Profits allocated to each Limited Partner, respectively, for the current year.

                       (d)  All distributions  pursuant to  sub-paragraphs  (a),
         (b) and (c) above shall be charged to each Limited Partner's Capital Account in accordance with the provisions of the LAP Partnership Agreement.

                  EXECUTED as of the date set forth above.

                                    GENERAL PARTNER:

                                    ILE SEDONA INCORPORATED, an Arizona
                                    corporation



                                    By: /s/ Nancy J. Stone
                                    ----------------------
                                    Its: Vice President


                                    CLASS A LIMITED PARTNER:
                                    ILX Incorporated, an Arizona corporation



                                    By: /s/ Joseph P. Martori
                                    -------------------------
                                    Its: Chairman


                                    CLASS B LIMITED PARTNERS:



                                    /s/  Alan R. Mishkin
                                    --------------------
                                    Alan R. Mishkin

                                    MARTORI ENTERPRISES INCORPORATED, an Arizona
                                         corporation


                                    By: /s/ Joseph P. Martori
                                    -------------------------
                                    Its:  Chairman